SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)      AUGUST 29, 1997

                                 MERISEL, INC.
            (Exact name of registrant as specified in its charter)

             DELAWARE                 0-17156            95-4172359
     ------------------------       -----------      -------------------
     (State or other juris-         (Commission       (I.R.S. Employer
     diction of incorporation          File          Identification  No.)
          or organization)            Number)

    200 CONTINENTAL BOULEVARD, EL SEGUNDO, CALIFORNIA         90245-0948
    -------------------------------------------------         ----------
       (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code:  (310) 615-3080


     Item 5.  OTHER EVENTS

     On September 1, 1997, Merisel, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that it had received an extension from the committee representing the holders of its $125 million principal amount of 12.5% Senior Notes, formally extending the expiration date of its exchange offer to 5:00 p.m. New York City time on September 18, 1997, and also announcing the receipt by the Company of a revised proposal from Stonington Partners, Inc. ("Stonington Partners"), attached hereto as Exhibit 99.2, amending Stonington Partners' previously revised proposal of July 14, 1997 to acquire common stock of the Company.

     Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)       Exhibits

          99.1      Press release dated September 2, 1997.
          99.2      Letter from Stonington Partners to the
                    Company dated August 29, 1997.


                                 SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MERISEL, INC.

     Date:  September 2, 1997           By:  /s/  KAREN A. TALLMAN
                                           Karen A. Tallman
                                           Vice President, General
                                           Counsel and
                                           Secretary